Exhibit 10.1

Execution Version

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This Third Amendment to Second Amended and Restated Credit Agreement (this “Third Amendment”) dated as of September 21, 2022 (the “Third Amendment Effective Date”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), each of the Guarantors, each of the Lenders party hereto, the Issuing Bank and Bank of America, N.A. (in its individual capacity, “Bank of America”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

R E C I T A L S

A.    The Borrower, the Administrative Agent, the Lenders, the Issuing Bank and the other parties thereto are parties to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders and the Issuing Bank have agreed to make extensions of credit to the Borrower for the purposes and subject to the terms and conditions set forth therein.

B.    The Borrower intends, contemporaneously with the Third Amendment Effective Date, to enter into a Note Purchase Agreement, by and among the Borrower, as issuer, the subsidiaries of the Borrower party thereto as guarantors, the holders from time to time party thereto and U.S. Bank Trust Company, National Association, as agent for the holders (such agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, in each case, to the extent permitted by the Credit Agreement as amended hereby, the “2026 Senior Notes Note Purchase Agreement”), pursuant to which the Borrower will issue senior unsecured notes (the “2026 Senior Notes”) in an aggregate principal amount of $450,000,000 the proceeds of which will be applied to refinance 100% of the Bridge Loan Debt.

C.    In connection with the 2026 Senior Notes Note Purchase Agreement, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto have agreed to amend the Credit Agreement as provided herein, subject to the terms and conditions hereof.

Section 1    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Article II Amendments to Credit Agreement.     In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 hereof, the Credit Agreement the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 2.

Section 2.01    Amendment of Credit Agreement. The Credit Agreement (other than the signature pages, Annexes, Exhibits and Schedules thereto) is hereby amended to read in its entirety as set forth on Exhibit A attached hereto.

Section 2.02    New Exhibit K to Credit Agreement. Exhibit K attached hereto is hereby added as Exhibit K to the Credit Agreement, and Exhibit K attached hereto shall be deemed to be attached as Exhibit K to the Credit Agreement.

Article III Conditions Precedent. The effectiveness of this Third Amendment is subject to the satisfaction of the following conditions precedent:

4.1    Counterparts. The Administrative Agent shall have received counterparts of this Third Amendment, duly executed by Borrower, the Administrative Agent and Lenders constituting the Required Lenders.

4.2    Fees and Expenses. The Administrative Agent shall have received, substantially contemporaneously with the Third Amendment Effective Date and the issuance of the 2026 Senior Notes pursuant to the 2026 Senior Notes Note Purchase Agreement but, in any event, no later than the first Business Day immediately following the Third Amendment Effective Date, all fees and other amounts due and payable by the Borrower on or prior to the Third Amendment Effective Date including, without limitation, (a) payment of all fees in accordance with that certain fee letter dated September 20, 2022, between the Borrower and the Administrative Agent and (b) reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3    2026 Senior Notes Note Purchase Agreement. All of the conditions precedent to the effectiveness of the 2026 Senior Notes Note Purchase Agreement shall have been satisfied or waived or will be satisfied or waived substantially contemporaneously with the effectiveness of this Third Amendment but, in any event, no later than the first Business Day immediately following the Third Amendment Effective Date, in accordance with the 2026 Senior Notes Note Purchase Agreement. The Administrative Agent shall have received executed copies of the 2026 Senior Notes Purchase Agreement, the Notes (as defined in the 2026 Senior Notes Note Purchase Agreement, if any, and any other 2026 Senior Notes Documents requested by the Administrative Agent, each certified as being true and complete by a Responsible Officer of the Borrower.

4.4    Permitted Additional Debt. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the 2026 Senior Notes and 2026 Senior Notes Guaranty comply with the requirements of Section 9.02(g) of the Credit Agreement, as amended hereby.

4.5    Bridge Loan Debt Pay-Off. The Administrative Agent shall have received a satisfactory pay-off letter for the Bridge Loan Debt (including, without limitation,

evidence reasonably satisfactory to the Administrative Agent that all loans and other amounts owing under the Bridge Term Loan Agreement are being repaid in full and all commitments thereunder, if any, are being terminated or cancelled, in each case, substantially contemporaneously with the Third Amendment Effective Date and the issuance of the 2026 Senior Notes pursuant to the 2026 Senior Notes Note Purchase Agreement but, in any event, no later than the first Business Day immediately following the Third Amendment Effective Date).

4.6    No Default or Borrowing Base Deficiency. After giving effect to this Third Amendment and any Borrowing being made on the Third Amendment Effective Date, (a) no Default shall have occurred and be continuing, (b) no Borrowing Base Deficiency shall have occurred and (c) each of the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they shall be true and correct in all respects) on and as of the Third Amendment Effective Date.

4.7    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Notwithstanding anything to the contrary set forth in Section 12.02 of the Credit Agreement or otherwise, the Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of the Administrative Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Credit Agreement, as amended hereby, for all purposes.

Article IV Miscellaneous.

4.1    Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and all parties need not execute the same counterpart. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, emailed .pdf, .tif or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4.2    Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.3    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.4    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, (d) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and immediately after giving effect to this Third Amendment, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Third Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (f) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Third Amendment, no Event of Default exists.

4.5    Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 12.09(b) through (d) of the Credit Agreement, and such provisions shall apply to this Third Amendment mutatis mutandis.

4.6    ENTIRE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

4.7    Successors and Assigns. The provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

[Remainder of this page intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers or other authorized signatory thereunto duly authorized, as of the date first written above.

BORROWER:	SITIO ROYALTIES OPERATING PARTNERSHIP, LP
By: Sitio Royalties GP, LLC, its general partner

		By:	/s/ Carrie Osicka
		Name:	Carrie Osicka
		Title:	Chief Financial Officer

GUARANTORS:	KMF LAND, LLC DPM HOLDCO LLC NOBLE EF GP LLC NOBLE MARCELLUS GP, LLC NOBLE EF DLG GP LLC

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

DGK ORRI COMPANY, L.P. By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

NOBLE EF DLG LP By: Noble EF DLG GP LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

NOBLE EF LP By: Noble EF GP LLC, its general partner

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

NOBLE MARCELLUS LP By: Noble Marcellus GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

VICKICRISTINA, L.P. By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

FALCON EAGLE FORD, LP By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank and Lender

	By:	/s/ Kimberly Miller
	Name:	Kimberly Miller
	Title:	Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Lee Garza
	Name:	David Lee Garza
	Title:	Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan H. Lee
	Name:	Jonathan H. Lee
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Appel
	Name:	Eric Appel
	Title:	Senior Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

CREDIT SUISSE AG, New York Branch, as a Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Michael Wagner
	Name:	Michael Wagner
	Title:	Authorized Signatory

COMERICA BANK,
as a Lender

By:	/s/ William Goodrich
	Name:	William Goodrich
	Title:	Assistant Vice President